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                                  EXHIBIT 15
Exhibit 15 -- Letter Re: Unaudited Interim Financial Information

Board of Directors
AmSouth Bancorporation

We are aware of the incorporation by reference in the following Registration Statements and in their related Prospectuses of our report dated November 8, 2001, relating to the unaudited consolidated financial statements of AmSouth Bancorporation and subsidiaries which are included in its Form 10-Q for the quarter ended September 30, 2001:

Form S-3 No. 33-55683 pertaining to the AmSouth Bancorporation Dividend
     Reinvestment and Common Stock Purchase Plan;

Form S-8 No. 33-52243 pertaining to the assumption by AmSouth Bancorporation of FloridaBank Stock Option Plan and FloridaBank Stock Option Plan-1993;

Form S-8 No. 33-52113 pertaining to the AmSouth Bancorporation 1989 Long Term
     Incentive Compensation Plan;

Form S-8 No. 33-35218 pertaining to the AmSouth Bancorporation 1989 Long Term
     Incentive Compensation Plan;

Form S-8 No. 33-37905 pertaining to the AmSouth Bancorporation Thrift Plan;

Form S-8 No. 33-2927 (as amended) pertaining to the AmSouth Bancorporation
     Employee Stock Purchase Plan;

Form S-3 No. 33-35280 pertaining to the AmSouth Bancorporation Dividend
     Reinvestment and Common Stock Purchase Plan;

Form S-8 No. 333-02099 pertaining to the AmSouth Bancorporation Thrift Plan;

Form S-8 No. 333-05631 pertaining to the AmSouth Bancorporation 1996 Long Term
     Incentive Compensation Plan;

Form S-8 No. 333-27107 pertaining to the AmSouth Bancorporation Employee Stock
     Purchase Plan;

Form S-8 No. 333-41599 pertaining to the AmSouth Bancorporation Deferred
     Compensation Plan and the Amended and Restated Deferred Compensation Plan for Directors of AmSouth Bancorporation;

Form S-3 No. 333-44263 pertaining to the AmSouth Bancorporation Shelf
     Registration Statement;

Form S-8 No. 333-76283 pertaining to the AmSouth Bancorporation Stock Option
     Plan for Outside Directors;

Form S-8 No. 333-89451 pertaining to the First American Corporation 1993
     Non-Employee Director Stock Option Plan;

Form S-8 No. 333-89455 pertaining to the First American Corporation 1999
     Broad-Based Employee Stock Option Plan;

Form S-8 No. 333-89457 pertaining to the First American Corporation Star Award
     Plan;

Form S-8 No. 333-89459 pertaining to the Deposit Guaranty Corporation Long Term
     Incentive Plans;

Form S-8 No. 333-89461 pertaining to the First American Corporation
     1991Employee Stock Incentive Plan;

Form S-8 No. 333-89463 pertaining to the Heritage Federal Bancshares, Inc. 1994
     Stock Option Plan for Non-Employee Directors and 1992 Stock Option Plan and Incentive Compensation Plan for Non-Employee Directors;

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Form S-8 No. 333-89633 pertaining to the First American Corporation First
     Incentives Reward Savings Thrift Plan;

Form S-3 No. 333-42542 pertaining to the AmSouth Bancorporation Dividend
     Reinvestment and Common Stock Purchase Plan;

Form S-8 No. 333-42554 pertaining to the AmSouth Bancorporation Thrift Plan;

Form S-8 No. 333-42556 pertaining to the AmSouth Bancorporation Employee Stock
     Purchase Plan;

Form S-8 No. 333-42558 pertaining to the AmSouth Bancorporation Amended and
     Restated 1991 Employee Stock Incentive Plan; and

Form S-8 No. 333-42560 pertaining to the Pioneer Bancshares, Inc. Long-Term
     Incentive Plan.

Pursuant to Rule 436(c) of the Securities Act of 1933 our reports are not a part of the registration statements prepared or certified by accountants within the meaning of Sections 7 or 11 of the Securities Act of 1933.


                                          /s/ ERNST & YOUNG LLP
Birmingham, Alabama
November 8, 2001